SCHEDULE 14A INFORMATION
                 Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant /X/
Filed by a Party Other than the Registrant / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/x/ Definitive Proxy Statement
/ / Definitive Additional Material
/ / Soliciting Material Pursuant to Section 240.14a-11(c) or
    Section 240.14a-12

                          HEMACARE CORPORATION
          ---------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

      --------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required.
/ / $500 per each party to the controversy pursuant to Exchange Act
    Rule 14a-6(i)(3).
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
    and 0-11.
    1)    Title of each class of securities to which transaction applies:
          -----------------------------------------------------------
    2)    Aggregate number of securities to which transactions applies:
          -----------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          -----------------------------------------------------------
    4)    Proposed maximum aggregate value of transaction:
          ------------------------------------------------------------
    5)    Total fee paid:
          ------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by
    Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    1)    Amount Previously Paid:
          ------------------------------------------------------------
    2)    Form, Schedule or Registration Statement No.:
          ------------------------------------------------------------
    3)    Filing Party:
          ------------------------------------------------------------
    4)    Date Filed:
          ------------------------------------------------------------

                                    [LOGO]


                            HEMACARE CORPORATION
                    ____________________________________

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         To Be Held June 29, 1998
                                9:30 a.m.
                           _________________

The 1998 Annual Meeting of Shareholders of HemaCare Corporation (the "Company") will be held at the Warner Center Marriott Hotel, 21850 Oxnard Street,
Woodland Hills, California  91367, on Monday, June 29, 1998 at
9:30 a.m. (Pacific Time), for the following purposes:

    1.    To elect three directors for the ensuing year;

    2     To approve an amendment to the Company's 1996 Stock
          Incentive Plan to increase from 750,000 to 1,400,000 the number of shares of Common Stock authorized and reserved for issuance under the Plan;

    3.    To approve a Reverse Stock Split.

    4.    Ratification of Appointment of Independent Accountants.

    5. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Only holders of Common Stock of the Company of record at the close of business on May 7, 1998 will be entitled to notice of and to vote at the Meeting.

In order that your shares may be represented at the Meeting and to assure a quorum, please complete, date and sign the enclosed Proxy and return it promptly in the self-addressed, stamped envelope enclosed for that purpose, whether or not you expect to attend the Meeting in person.


                              By Order of the Board of Directors

                              /s/ JoAnn R. Stover
                              ------------------------
                              JoAnn R. Stover
                              Secretary

Sherman Oaks, California
May 7, 1998


     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE.

                          HEMACARE CORPORATION
                         4954 Van Nuys Boulevard
                     Sherman Oaks, California  91403
                               May 7, 1998
                       __________________________

                            PROXY STATEMENT

The accompanying Proxy is solicited by and on behalf of the Board of Directors of HemaCare Corporation (the "Company"), for use only at the Annual Meeting of Shareholders (the "Meeting") to be held at the Warner Center Marriott Hotel, 21850 Oxnard Street, Woodland Hills, CA 91367, on Monday, June 29, 1998 and at any and all adjournments or postponements thereof. Unless the accompanying Proxy has been previously revoked, the shares represented by the Proxy will, unless otherwise directed, be voted at the Meeting for the nominees for election as directors named below and, with discretion, on all such other matters as may properly come before the Meeting. A shareholder of record may revoke the Proxy at will at any time prior to the voting of shares by voting in person at the Meeting or by filing with the Secretary of the Company a duly executed Proxy bearing a later date or an instrument revoking the Proxy. Shareholders whose shares are held in street name should consult with their brokers or other nominees concerning procedures of revocation.

In addition to soliciting Proxies by mail, the Company's officers, directors and other regular employees, without additional compensation and upon Company approval, may solicit Proxies personally or by other appropriate means. The total cost of solicitation of Proxies will be borne by the Company.
Although there are no formal agreements to do so, it is anticipated that the Company will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding any Proxy soliciting materials to their principals.

It is anticipated that this Proxy Statement and accompanying
Proxy will first be mailed to shareholders on or about May 18, 1998.

                            VOTING RIGHTS

Holders of the Company's common stock, without par value (the "Common Stock"), of record as of the close of business on May 7, 1998, will be entitled to vote on all matters presented to the Meeting. On May 7, 1998, there were outstanding 7,281,120 shares of Common Stock, which constituted all of the outstanding voting securities of the Company. Each holder of Common Stock is entitled to one vote for each share held, except that in the election of directors, each shareholder has cumulative voting rights and is entitled to as many votes as equal the number of shares held multiplied by the number of directors to be elected (three). All such votes may be cast for a single candidate or distributed among any or all the candidates as the shareholder sees fit. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the Meeting prior to the voting of their intention to cumulate their votes. The Company is soliciting authority to cumulate votes in the election of directors, and the enclosed Proxy grants discretionary authority for such purpose. The election of directors requires the affirmative vote for each candidate of a plurality of the votes cast. Approvals of the amendment to the Company's 1996 Stock Incentive Plan, authorization of a reverse stock split and ratification of the Company's independent accountants require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present, or represented, and entitled to vote at the Meeting. Typically, any other matters that may be presented at the Meeting will require the affirmative vote of a majority of the shares represented and voting at the Meeting.

Abstentions, and any shares as to which a broker or nominee has indicated that it does not have discretionary authority to vote ("broker non-votes"), on a particular matter generally will be treated as shares that are present and are entitled to vote for purposes of determining the presence of a quorum (so long as any broker non-vote shares are voted on at least one matter at the Meeting) but as unvoted for purposes of determining whether approval of the shareholders has been obtained with respect to any such matter. Under California law and the Company's Bylaws, a quorum consists of the presence in person or by proxy of the holders of a majority of the shares entitled to vote at the Meeting, and a matter (other than the election of directors) voted on by shareholders will be approved if it receives the vote of a majority of the shares both present and voting, which shares also constitute a majority of the required quorum, unless the vote of a greater number of shares is required. Accordingly,
                                -1-
abstentions and broker non- votes will have no effect on such a vote; provided, however, that in the event the number of shares voted affirmatively does not represent a majority of the required quorum, abstentions and broker non-votes will have the effect of a "no" vote. Under California law and the Company's Bylaws, abstentions from voting, broker non-votes and votes otherwise withheld in the election of directors, which is by plurality,
have no effect.   The approval of the amendment to the Company's
1996 Stock Incentive Plan is subject to the requirements of Rule 16b-3 of the Securities and Exchange Commission rather than California law. Rule 16b-3 requires the affirmative vote of the holders of a majority of the shares present, or represented, and entitled to vote at the Meeting, and the staff of the Securities and Exchange Commission has indicated that under such a voting requirement, an abstention has the effect of a "no" vote, and a broker non-vote has no effect on such vote.


                        ELECTION OF DIRECTORS

Information Concerning the Nominees
-----------------------------------

The Company's Bylaws provide for seven directors. Currently, there are three directors; all of whom were newly appointed in
1997. Four vacancies remain on the Board of Directors.   The
Company has not identified individuals to fill the vacancies on the Board of Directors, and Proxies may be voted for not more than three nominees for director. Each director will hold office until the next Annual Meeting of Shareholders or until the election of his or her successor. All Proxies received by the Board of Directors will be voted for the election, as directors, of the nominees listed below if no direction to the contrary is given. In the event that any nominee is unable or declines to serve, an event that is not anticipated, the Proxies will be voted for the election of any nominee who may be designated by the Board of Directors.

The information set forth below is submitted with respect to the nominees for whom it is intended that Proxies will be voted.

ALAN C. DARLINGTON (47), has been a Director since January 1997 and Chairman of the Board since December 1997. Mr. Darlington is President of Timpe & Darlington, Inc., a healthcare management consulting firm specializing in financial advisory services to physician management companies and to other providers concerning managed care, which he founded in 1991. Prior to the formation of Timpe & Darlington, he was employed by Arthur Andersen & Co. from 1976 to 1991, serving as an audit partner for the last four years. Mr. Darlington received his Business Administration degree from the School of Business at California State University at Los Angeles in 1976 and has been a Certified Public
Accountant since 1978.   Mr. Darlington is a member of the Audit
and Compensation committees.

CHARLES R. SCHWAB, JR. (35), has been a Director since December 1997. Since 1994, Mr. Schwab has been the general partner of Kensington Capital Management, LLC, a private investment fund which is also a significant shareholder in the Company. From 1990 to 1994, Mr. Schwab was employed as a proprietary money manager for Paribas Limited in London, England, a subsidiary of Banque Paribas, a French commercial bank. Mr. Schwab received his Business Administration degree in 1986 at Northwestern University and his Masters degree in Finance from the University of Chicago in 1989. Mr. Schwab was elected Chairman of the Compensation Committee in December 1997 and is a member of the Audit Committee.

JULIAN L. STEFFENHAGEN (54), has been a Director since December 1997. Since 1979, Mr. Steffenhagen has held several management positions at Beckman Coulter, Inc. an international manufacturer of laboratory equipment and diagnostic reagents. He is currently the Vice President, Strategic Planning, Corporate Development and Investor Relations. He earned his Bachelor of Science and Master of Science degrees from the University of Michigan. Mr. Steffenhagen was elected Chairman of the Audit Committee in December 1997 and is a member of the Compensation Committee.

The Board of Directors recommends a vote FOR each director nominated.

Directors and Executive Officers
--------------------------------

The Board of Directors consists of the nominees described above.
Mr. Hal I. Lieberman and Ms. Sharon C. Kaiser are the executive officers of the Company.

HAL I. LIEBERMAN (48), has been President, Chief Executive
Officer since September 1988 and was a board member from

September 1988 until December 1997. He received his Masters degree in Health Care Administration from The George Washington University in 1974. Mr. Lieberman has more than 25 years of experience in the health care industry, including administrative positions in hospitals. From 1981 to September 1988, he was Vice President of MEDIQ Mobile Services, Inc., a national shared medical service company. Mr. Lieberman was admitted to the American College of Healthcare Executives in 1980.

SHARON C. KAISER (53), has been Vice President of Finance since December 1997 and Chief Financial Officer since May 1995. In December 1997, Ms. Kaiser was appointed Senior Vice President of Finance. Ms. Kaiser was a member of the board of directors from May 1996 until December 1997. From 1991 until joining the Company, Ms. Kaiser acted as an independent financial consultant to various businesses. Prior to that time, Ms. Kaiser held senior financial positions at Weyerhaeuser Mortgage Company and the Koll Company. Ms. Kaiser was with Arthur Andersen & Co. from 1979 to 1987, serving as a senior manager for the last four years. Ms. Kaiser is a graduate of the University of Southern California and has been a Certified Public Accountant since 1981.


    ADDITIONAL INFORMATION CONCERNING THE BOARD OF DIRECTORS

Committees of the Board
-----------------------

The Board of Directors has had Audit and Compensation committees since January 1989 and a Nominating Committee since June 1997.
All three Committees are comprised of non-employee board members.
As of January 1998, members of the Audit, Nominating and Compensation committees include Messrs. Julian Steffenhagen, Alan Darlington and Charles Schwab, Jr. Mr. Steffenhagen is chairman of the Audit Committee, Mr. Darlington is chairman of the Nominating Committee and Mr. Schwab is chairman of the Compensation Committee.

The functions of the Audit Committee include reviewing and making recommendations to the Board of Directors with respect to: the engagement or re-engagement of an independent public accounting firm to audit the Company's financial statements for the then current fiscal year, and the terms of the engagement; the policies and procedures of the Company with respect to maintaining the Company's books and records and furnishing any necessary information to the independent auditors; the procedures to encourage access to the Audit Committee and to facilitate the timely reporting during the year by authorized representatives of the Company's independent auditors to the Audit Committee of their recommendations and advice; the implementation by management of the recommendations made by the independent auditors in their annual management letter; the adequacy and implementation of the Company's internal audit controls and the adequacy and competency of the related personnel; and such other matters relating to the Company's financial affairs and accounts as the Audit Committee may in its discretion deem desirable.

The functions of the Compensation Committee include reviewing and making recommendations to the Board of Directors with respect to the compensation package to be offered to all Company officers and the incentive programs to be offered to all employees in the effort to attract and retain qualified personnel.

The functions of the Nominating Committee include recruiting and recommending candidates for election to the Board of Directors and reviewing criteria for board membership against current needs of the Board. The Committee also approves for recommendation to the Board of Directors the slate of nominees for directors to be elected by shareholders and performs other functions which from time to time may be assigned by the Board of Directors.

Meetings and Attendance
-----------------------

The Board of Directors held eleven meetings and took action by unanimous written consent (as permitted by California law) on eight occasions during 1997. During 1997, each Director attended more than 90% of the total number of meetings of the Board of Directors held during the period for which he was a Director.
One of the incumbent Directors at December 31, 1997 attended 100%
of such meetings.   The Audit Committee met two times and the
Compensation Committee met four times in 1997. Since the Nominating Committee did not meet in 1997, the nominees for directors were nominated by the Board of Directors.

                       EXECUTIVE COMPENSATION

Summary Compensation Table
--------------------------

The following table sets forth information concerning the annual and long-term compensation earned by the Named Executive Officers for services rendered in all capacities to the Company for the fiscal years ended December 31, 1997, 1996 and 1995. The "Named Executive Officers" include (i) each person who served as Chief Executive Officer during fiscal 1997 (one person), (ii) each person who served as an executive officer at December 31, 1997 and was among the four most highly paid executive officers of the Company, not including the Chief Executive Officer, during fiscal 1997 with total annual salary and bonus of more than $100,000 (one person) and (iii) up to two persons who would be included under clause (ii) above had they served as an executive officer at December 31, 1997 (none).


                     SUMMARY COMPENSATION TABLE

                                                                     Long-term
                                      Annual Compensation           Compensation
                            -------------------------------------   -----------
  Name and                                                          Securities   All Other
  Principal                 Salary       Bonus     Other Annual     Underlying  Compensation
  Position          Year     ($)          ($)     Compensation(1)     Options      ($) (2)
-----------------  -----   --------     -------   ---------------   ----------  ------------
Hal I. Lieberman   1997    $150,000     $  0             --         125,000     $ 18,012
President & CEO    1996    $134,515(3)  $  0             --               0     $  2,530
                   1995    $150,000     $  0             --          25,000     $  2,347

Sharon C. Kaiser   1997    $125,000     $  0             --           7,500     $  3,068
Sr. Vice Pres-     1996    $125,000     $  0             --          48,000     $      0
ident Finance      1995    $ 56,174(4)  $  0             --           2,800     $      0
& CFO

____________
(1) During fiscal 1995, 1996 and 1997, the Named Executive Officers received personal benefits, the aggregate amounts of which for each Named Executive Officer did not exceed the lesser of $50,000 or 10% of the total of the annual salary and bonus reported for such Named Executive Officer in such years.
(2) "All Other Compensation" consists of Company contributions to its Emp-loyee Salary Deferral Plan (401(k)). In the case of Mr. Lieberman, it also includes $708, $655 and $617 in term life insurance premiums paid by the Company on Mr. Lieberman's behalf in 1997, 1996 and 1995, respect-ively. In 1997, Mr. Lieberman did not participate in the Company's 401(k) Plan but received reimbursement of $17,304 for salary deferred in 1996 (See Footnote 3).
(3) From July 1996 through January 12, 1997, Mr. Lieberman voluntarily defer-red 20% of his salary.
(4)  From April 1995 to December 1995, Ms. Kaiser was an independent
     consultant to the Company.   Ms. Kaiser became a full-time employee
     January 1, 1996.

All stock options granted in the fiscal year ending December 31, 1997 were granted under the Company's 1996 Stock Incentive Plan (the "1996 Plan"). The following two tables set forth information concerning stock options granted to, exercised by and owned by the Named Executive Officers.


                  OPTION/SAR GRANTS IN FISCAL 1997

                                 Individual Grants
-------------------------------------------------------------------------
                                                                             Potential Realizable
                                                      Market                 Value at Assumed
             Number of      % of Total                Price                 Annual Rates of Stock
             Securities     Options                   on Date               Price Appreciation
             Underlying     Granted to     Exercise    of                   for Option Term (1)
             Options        Employees in   Price      Grant    Expiration    ------------------
Name         Granted (#)    Fiscal Year    ($/Sh)     ($/Sh)   Date          5% ($)     10% ($)
----------   -----------    -----------   ---------  --------  ----------   ---------  ---------

Hal I.
Lieberman    125,000        51.55%        $1.50      $1.50     6/30/07(2)   $51,803    $114,471

Sharon C.
Kaiser         7,500         3.09%        $1.50      $0.59     12/14/07(2)       --          --


______________
(1) The dollar amounts under these columns are the result of calculations at the 5% and 10% annual rates of stock appreciation as required by rules of the Securities and Exchange Commission and are not intended to forecast possible future appreciation, if any, of the Company's stock price. The amount of gain, if any, to the optionee is dependent upon the increase in the price of the Company's Common Stock, which will benefit all shareholders commensurately.
(2) The options granted to Ms. Kaiser and Mr. Lieberman, are for a term of ten years but are subject to earlier termination under certain cir-cumstances relating to the termination of employment or a change in control of the Company as provided in the 1996 Plan.

                  AGGREGATED OPTION EXERCISES IN FISCAL 1997
                  AND FISCAL 1997 YEAR-END OPTION/SAR VALUES


                                        Number of Securities
                                             Underlying
                                         Unexercised Options   Value of Unexercised
                                             at Fiscal         In-the-Money Options
                                            Year-End (#)       at Fiscal Year-End ($)
                                        -------------------    ----------------------
                Shares         Value
              Acquired on     Realized    Exer-    Unexer-      Exer-      Unexer-
Name          Exercise (#)      ($)     ciseable   cisable     cisable     cisable
-----------  -------------   ---------  --------   -------     -------     -------
Hal I.
Lieberman      - 0-          $    0     25,000     125,000     $    0      $   0

Sharon C.
Kaiser          -0-          $    0     26,800      31,500     $    0      $   0

__________
(1) Based on a price per share of $0.47, which was the closing bid price of the Common Stock on NASDAQ at the close of business on December 31, 1997.

Compensation of Directors
-------------------------

Directors who are not employees of the Company receive $750 and reimbursement
of travel expenses for each Board meeting attended.   From January 1997
through November, 1997, the Chairman received an additional payment of $2,500 per attended meeting. In December 1997, the Compensation Committee authorized a monthly payment of $5,000 for six months to Mr. Alan Darlington, for his responsibilities as Interim Chairman. This fee replaced the $2,500 per meeting fee.

Each person who has not previously served as a director of the Company and who is initially elected or appointed as an Outside Director, is granted a vested stock option to purchase 15,000 shares of Common Stock at the market price on the date of grant.

Employment Agreement and Arrangements
-------------------------------------

The Company has an Executive Employment Agreement with Hal I. Lieberman, President and Chief Executive Officer of the Company. The Agreement entitles Mr. Lieberman to a minimum of one year's notice prior to termination without cause or payment of up to one year's salary in lieu of such notice. If Mr. Lieberman elects to terminate his employment with the Company upon a merger or acquisition, the Company must pay him a lump sum within 30 days of such termination equal to 1.5 times his then current annual salary plus a bonus equal to any bonus payments actually made to him during the most recent twelve-month period. Mr. Lieberman is entitled to the payment of an amount equal to not more than his annual base salary in the event he elects to terminate his employment upon the occurrence of certain other changes in control or the liquidation of the Company. Mr. Lieberman's current compensation under the agreement entitles him to $150,000 in annual salary.

Sharon C. Kaiser, the Company's senior vice president of finance and chief financial officer since May 1995, became a full-time employee of the Company in January 1996. The Company has agreed to give Ms. Kaiser six months' advance notice of termination of her employment by the Company unless the termination is for cause or, if shorter notice is given, to make a severance payment to Ms. Kaiser equal to her salary for the remainder of the six-month period.

Stock Option Plans
-------------------

The Company's 1986 Stock Option Plan (the "1986 Plan") expired
July 9, 1996. As of April 15, 1998, there were options outstanding under the 1986 Plan exercisable for 113,000 shares of Common Stock with exercise prices ranging from $3.50 to $6.125 and with expiration dates ranging from May 13, 1998 to July 1, 2006. As of April 15, 1998, 325,501 shares of Common Stock had been issued upon exercise of stock options granted under the 1986 Plan.

In 1996, the Board of Directors, with shareholder approval, adopted the Co-mpany's 1996 Stock Incentive Plan (the "1996 Plan"). The purposes of the
1996 Plan are to (i) enable the Company to attract, motivate and retain top-quality directors, officers, employees, consultants and advisors, (ii) provide substantial incentives for such persons to act in the best interests of the shareholders of the Company, and (iii) reward extraordinary effort by such persons on behalf of the Company. The 1996 Plan provides for awards in the form of stock options, which may be either "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified stock options, or restricted stock. The total number of shares of Common Stock available for distribution under the 1996 Plan is 750,000, however, no award may be made at any time if, after giving effect to such award, the total number of shares of Common Stock issuable upon exercise of all outstanding options and warrants of the Company (whether or not under the 1996 Plan) plus the total number of shares of Common Stock called for under any stock bonus or similar plan of the company (including shares of Common Stock underlying awards under the 1996 Plan) would exceed 30% of the total number of shares of Common Stock outstanding at the time of such award. The total of 1,400,000 shares authorized for issuance under the 1996 Plan does not reflect the effect of a Reverse Stock Split, as discussed in Proposal 3. If a Reverse Stock Split is effected, such authorized number of shares will be proportionately adjusted pursuant to the provisions of the 1996 Plan. As of April 15, 1998, there were options outstanding under the 1996 Plan exercisable for 457,000 shares of Common Stock with exercise prices ranging from $0.59 to $3.13 and with expiration dates ranging from January 29, 2002 to March 31, 2008. As of April 15, 1998, no shares of Common Stock had been issued upon exercise of stock options granted under the 1996 Plan.

Compensation Committee Interlocks and Insider Participation
------------------------------------------------------------

The Compensation Committee is composed entirely of non-employee directors none of whom are affiliates of the Company. Mr. Charles R. Schwab, Jr. was appointed Chairman of the Compensation Committee in December 1997. Messrs. Alan C. Darlington and Julian Steffenhagen are members of the Committee.

      COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee (the "Committee") reviews and recommends to the Board of Directors the compensation and other terms and conditions of employment of the executive officers of the Company, as well as incentive
plan guidelines for HemaCare employees generally.   The Committee is composed
entirely of non-employee directors.

The policies underlying the Committee's compensation decisions are designed to attract and retain the best qualified management personnel available. The Company compensates its executive officers primarily through salaries. The Company, at its discretion, may, as it has in other years, reward executive officers through bonus programs based on profitability and other objectively measurable performance factors. No bonus programs were in effect in 1997. The Company also provides incentive compensation in the form of stock options to its executive officers to align the long-term interests of executives with those of the Company's shareholders.

In establishing executive compensation, the Committee evaluates individual performance as it impacts overall Company performance with particular focus on an individual's contribution to the realization of operating profits and achievement of strategic business goals including the timely development and introduction of products and the creation of markets in new geographic territories. The Committee also considers the performance of the Company relative to the performance of its competitors and seeks to compensate executives at levels comparable to the average compensation paid for similar positions by other companies within the technological services industry which are of a like size (in terms of net worth and level of business). Market data on competitive compensation levels were obtained from proxy statements disclosing compensation paid to executives in comparable positions in small- to medium-sized businesses within the technological services industry. The Company has, from time to time, gathered executive compensation information from salary surveys conducted by outside consulting firms. The Committee further attempts to rationalize a particular executive's compensation with that of other executive officers of the Company in an effort to distribute compensation fairly among the executive officers. Although the components of executive compensation (salary and option grants) are reviewed separately, compensation decisions are made based on a review of otal compensation.
The number of shares covered by option grants is determined in the context of this review. Because the Committee establishes the size of option grants based on its evaluation of an individual's performance and competitive factors, as described above, it does not consider options previously granted in determining the size of any executive's option grant in a particular year.

As described above, the Company has a written employment agreement with its chief executive officer which sets forth compensation and other terms and conditions of his employment by the Company.  The agreement required the
payment of an annual salary of $150,000 in 1997.   In July 1996, the Company,
as part of its efforts to improve its financial condition, requested a temporary, voluntary salary deferral from its employees. In response to this appeal, Mr. Lieberman took a 20% salary deferral from July 1996 through January 1997. Repayment of Mr. Lieberman's deferred salary was made in
December 1997.   Mr. Lieberman has not received a salary increase for 1998.

Since the Company's historical levels of executive compensation have been substantially less than $1,000,000 per employee annually, the Compensation Committee has not yet established a policy with respect to qualifying compensation to the Company's executive officers for deductibility under
Section 162(m) of the Internal Revenue Code of 1986, as amended.

Compensation Committee
----------------------
Charles R. Schwab, Jr., Chairman
Julian Steffenhagen
Alan C. Darlington

                          STOCK PERFORMANCE

Set forth below is a graph comparing the yearly cumulative total shareholder return on the Company's Common Stock, with the yearly cumulative total return on (a) the Nasdaq Stock Market (U.S. Companies) Index and (b) the Nasdaq Health Services Stock Index. The graph assumes $100 invested on December 31, 1992 in each of the Company's Common Stock, the NASDAQ Stock Market Index and the NASDAQ Health Services Index. The comparison assumes that all dividends are reinvested.

The comparisons in the graph below are based on historical data and are not indicative of, or intended to forecast, the possible future performance of the Company's Common Stock.

         COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS
            PERFORMANCE GRAPH FOR HEMACARE CORPORATION

                    (PERFORMANCE GRAPH INSERTED)


                  12/31/92   12/31/93   12/30/94   12/29/95   12/31/96   12/31/97
                  --------   --------   --------   --------   --------   --------
HemaCare
Corporation       100.0       83.6       47.3       54.5       45.5        6.8

Nasdaq Stock
Market            100.0      114.8      112.2      158.7      195.2      239.5
(U.S. Companies)

Nasdaq Health
Services Stocks   100.0      115.4      123.8      157.2      157.3      160.3


                      PRINCIPAL SHAREHOLDERS

The following table sets forth the ownership of the Company's Common Stock as of April 30, 1998 by (i) all persons known to the Company to own beneficially more than 5% of the outstanding Common Stock, (ii) each director (and nominee for director) of the Company, (iii) each Named Executive Officer and (iv) all executive officers and directors of the Company as a group. Except as otherwise indicated, each of the persons named below has sole voting and investment power with respect to the shares of Common Stock owned by such shareholder.


                                             Number of        Percent of
                                              Shares          Outstanding
                                           Beneficially         Common
Name                                           Owned             Stock
-------------------------------------     ---------------    ------------
Mellon Bank Corporation (1)               959,700 (2)        13.18%
Charles R. Schwab, Jr. (1)                607,100 (3)(4)      8.32
Kensington Capital Management, Inc.(1)    588,100 (5)         8.08
Hal I. Lieberman                          172,100 (6)         2.32
Alan C. Darlington                         70,000 (7)         0.96
Sharon C. Kaiser                           38,300 (8)         0.52
Julian Steffenhagen                        15,000 (9)         0.21
All executive officers and
directors as a group (5 persons)          902,500            11.96%

___________
(1) The address of Mellon Bank Corporation is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258. The address of Kensington Capital Management, Inc. ("Kensington") and Charles R. Schwab, Jr. is 230 S. LaSalle Street, #688, Chicago, Illinois 60606. The foregoing infor-mation was obtained from a Schedule 13D/A dated December 5, 1997 filed by Kensington with the Commission, and a Schedule 13G/A dated January
     27, 1998 filed by Mellon with the Commission.
(2) Includes 950,000 shares beneficially owned by The Dreyfus Corporation, of which 600,000 shares are beneficially owned by Premier Strategic Growth Fund, and 9,700 shares beneficially owned by Mellon Bank, N.A. The Dreyfus Corporation and Mellon Bank, N.A. are subsidiaries of Mellon Bank Corporation. Premier Strategic Growth Fund is an investment company managed by The Dreyfus Corporation.
(3) Includes 588,100 shares held by Kensington, of which Mr. Schwab is the president and majority shareholder. Mr. Schwab disclaims beneficial ownership of the shares beneficially owned by Kensington.
(4) Includes 15,000 shares issuable upon exercise of currently exercisable options.
(5) Charles R. Schwab, Jr. is the president and majority shareholder of Kensington. See Note 3.
(6) Includes 150,000 shares issuable upon exercise of stock options exercisable within 60 days of April 30, 1998.
(7) Includes 50,000 shares issuable upon exercise of stock options exercisable within 60 days of April 30, 1998.
(8) Includes 34,300 shares issuable upon exercise of stock options exercisable within 60 days of April 30, 1998.
(9) Represents shares issuable upon exercise of currently exercisable stock options.


      SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the directors and officers of the Company and persons who own more than ten percent of the Company's Common Stock to file with the Securities and Exchange Commission ("SEC") reports of initial ownership and changes in ownership of the Company's Common Stock. On December 15, 1997, Messrs. Schwab and Steffenhagen were appointed to the Board of Directors. The Securities and Exchange Commission requires a Form 3 to be filed within 10 days of appointment. Both Messrs. Schwab and Steffenhagen's Form 3's were inadvertently filed 10 days late.


                       CERTAIN TRANSACTIONS

Joshua Levy, M.D., a former director and current medical director of the Company, through his private practice, treats patients who require therapeutic services. Sales by the Company to unaffiliated hospital customers for therapeutic services provided to Dr. Levy's patients amounted to approximately 5% ($584,000) of the Company's total revenues for 1997.
There are no agreements between Dr. Levy, or the Company, and the Company's hospital customers that require the hospitals to select HemaCare to provide therapeutic services to their patients.

Federal self-referral laws and related regulations could restrict the Company's ability to provide therapeutic services to Dr. Levy's patients who are covered by Medicare or MediCal (approximately 50% of Dr. Levy's therapeutics patients). These regulations are complex, and in 1996, the Company requested a clarification from the Health Care Financing Administration ("HCFA") of their application to its business. In early 1997, the Company's legal counsel was informed by HCFA that new regulations were under discussion, and the Company's request for clarification could not be answered at that time. In January 1998, the proposed new regulations were issued for comment. Since the proposed regulations do not specifically address therapeutic apheresis services, the Company has requested a revision of these regulations to provide a clear exemption for these services. The comment period for the proposed regulations ends in May 1998, and the new regulations will be issued sometime after that date. If the new regulations do not provide an exemption for therapeutic apheresis services, the Company could lose the revenue from its services for Dr. Levy's Medicare and MediCal patients (approximately $292,000 in 1997).


                         COMPANY PROPOSALS

The following proposal will be submitted for shareholder consideration and voting at the Meeting.

Proposal 1 - Election of Directors
-----------------------------------

Each of the following persons nominated for election as a director to hold office until the next Annual Meeting of Shareholders and until the election of his or her successor:

                         Alan C. Darlington
                         Charles R. Schwab, Jr.
                         Julian L. Steffenhagen

Each nominee listed above is a member of the Board of Directors. All proxies received by the Board of Directors will be voted for the nominee if no directions to the contrary are given. In the event that any nominee is unable or declines to serve, an event that is not anticipated, the proxies will be voted for the election of a nominee by the Board of Directors, or if none are so designated, will be voted according to the judgement of the person or persons voting the proxy.

Vote Required
-------------

The election of directors requires the affirmative vote for each candidate of a plurality of the votes cast. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect.

        THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                      VOTE "FOR" THE NOMINEES


Proposal # 2 - Amendment to the Company's 1996 Stock Incentive Plan to increase from 750,000 to 1,400,000 the number of shares of Common Stock authorized and reserved for issuance under the Plan
------------------------------------------------------------------------

In March 1998, the Board of Directors unanimously approved, subject to shareholder approval at the Meeting, an amendment to the Company's 1996 Stock Incentive Plan (the "1996 Plan") to increase the number of shares of Common Stock covered by the 1996 Plan from 750,000 to 1,400,000. The total of 1,400,000 shares authorized for issuance under the 1996 Plan does not reflect the effect of a Reverse Stock Split, as discussed in Proposal 3. If a Reverse Stock Split is effected, such authorized number of shares will be proportionately adjusted pursuant to the provisions of the 1996 Plan.

The Board of Directors believes that the selective grant of stock options is a cost effective means of attracting, motivating and retaining key employees, officers, directors, consultants, business associates and others having important business relationships with the Company and that the availability of the greater number of shares covered by the 1996 Plan, as amended, is important to the success of the Company. As of April 15, 1998, no options had been exercised and 457,500 options were outstanding, leaving 292,500 shares available for future option grants under the 1996 Plan. The total of 1,400,000 shares authorized for issuance under the 1996 Plan would represent approximately 19.2% of the outstanding shares of Common Stock. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present, or represented, at the Annual Meeting is required for approval of the amendment.

Principal Provisions of the 1996 Plan
-------------------------------------

   A summary of the principal provisions of the 1996 Plan is set forth below and is qualified in its entirety by reference to the 1996 Plan. A copy of the 1996 Plan is available from the Company's Secretary upon request.

   Shares. The total number of shares of Common Stock available for distribution under the 1996 Plan is 750,000 provided, however, that no award may be made at any time if, after giving effect to such award, the total number of shares of Common Stock issuable upon exercise of all outstanding options and warrants of the Company (whether or not under the 1996
Plan) plus the total number of shares of Common Stock called for under any stock bonus or similar plan of the Company (including shares of Common Stock underlying awards under the 1996 Plan) would exceed 30% of the total number of shares of Common Stock outstanding at the time of such award. For purposes of the foregoing: (i) those shares issuable upon exercise of rights, options or warrants, or under a stock purchase plan, meeting certain requirements specified in the Rules of the California Commissioner of Corporations are not counted against the 30% limitation; (ii) any outstanding preferred or senior common shares of the Company convertible into Common
Stock are to be deemed converted in determining the total number of outstanding shares of Common Stock at any time; and (iii) any shares of Stock subject to promotional waivers under the Rules of the California Commissioner of Corporations are not be deemed to be outstanding.

   Shares awarded under the 1996 Plan may be authorized and unissued shares or treasury shares. If shares subject to an option under the 1996 Plan cease to be subject to such option, or shares under the 1996 Plan are forfeited, such shares will again be available for future distribution under the 1996 Plan, unless the forfeiting participant received any benefits of ownership such as dividends from the forfeited award.

   Administration. The 1996 Plan will be administered by the Compensation Committee of the Board of Directors of the Company (the "Board") or such other committee of directors as the Board shall designate, which committee shall consist of not less than two disinterested persons (as such term is defined in Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act") or any successor rule ("Rule 16b-3")) who shall serve at the pleasure of the Board, each of whom shall also be an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code and Section 1.162-27 of the Treasury Regulations or any successor provision(s) thereto ("Section 162(m)"); provided, owever, that for so long as the version of Rule 16b-3 in effect prior to May 1, 1991 is applicable with respect to the Company, such committee shall consist of not less than three persons meeting the foregoing qualifica-tions; and provided, further, that if there are not two or three persons, as the case may be, on the Board who meet the foregoing qualifications, any such comm-ittee may be comprised of two or more Outside Directors of the Company. An Out-side Director is defined under the 1996 Plan as a director other than one who is an officer (other than a non-employee Chairman of the Board of the Company) or employee of the Company. If no such committee has been appointed by the Board, the 1996 Plan will be administered by the Board. Such committee as shall be designated to administer the 1996 Plan or the Board is hereinafter referred to as the "Committee."

   Initially, the 1996 Plan will be administered by the Compensation Committee, which is currently comprised of the Company's three Outside Directors. The Company believes that each of the members of the Compensation Committee meets the conditions for being an "outside director" under Section 162(m).

   The Committee is authorized to, among other things, set the terms of awards to participants, other than Outside Directors, and waive compliance with the terms of such awards. The provisions attendant to the grant of an award under the 1996 Plan may vary from participant to participant. The Committee has the authority to interpret the 1996 Plan and adopt administrative regulations, but it may not vary the amount or terms of awards to Outside Directors from those set forth in the 1996 Plan. The Committee may from time to time delegate to one or more officers of the Company any or all of its authorities under the 1996 Plan, except with respect to awards granted to persons subject to Section 16 of the Exchange Act. The Committee must specify the maximum number of shares that the officer or officers to whom such authority is delegated may award, and the Committee may in its discretion specify any other limitations or restrictions ont he authority delegated to such officer or officers.

   Participation. The Committee may make awards to officers, employees, consultants, advisers and independent contractors of the Company or a Related Company. A "Related Company" is any corporation, partnership, joint venture or other entity in which the Company owns, directly or indirectly, at least a 20% beneficial ownership interest. The participants in the 1996 Plan, other than Outside Directors, are selected from among those eligible in the sole discretion of the Committee.

   The 1996 Plan also provides for each person who has not previously served as a director of the Company and who is initially elected or appointed as an Outside Director on or after the effective date of the 1996 Plan to be granted, as of the date of such initial election or appointment, a stock option to purchase 15,000 shares of Common Stock. The terms of stock options to Outside Directors are described below.

Awards to Participants Other Than Outside Directors.

   1.  Stock Options.

   Incentive stock options ("ISOs") and non-qualified stock options may be granted for such number of shares of Common Stock as the Committee determines; provided, that no participant may be granted stock options in any calendar year on more than 250,000 shares of Common Stock. A stock option will be exercisable at such times, over such term and subject to such terms and conditions as the Committee determines, provided that in the case of participants other than officers, consultants or independent contractors stock options must become exercisable at the rate of at least 20% per year over five years from the date the stock option is granted. The exercise price of stock options is determined by the Committee, but may not be less than the per share fair market value of the Common Stock on the date of grant, or 110% of such fair market value if the recipient owns, or would be considered to own by reason of Section 424(d) of the Code, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company. (ISOs are subject to restrictions as to exercise period and exercise price as required by the Code.)

   Payment of the exercise price may be made in such manner as the Committee may provide, including cash, delivery of shares of Common Stock already owned or subject to award under the 1996 Plan. The Committee may provide that all or part of the shares received upon exercise of an option using restricted stock will be restricted stock.

   Upon an optionee's termination of employment or other qualifying relation-ship, the option will be exercisable to the extent determined by the Committee; provided, however, that unless employment or such other qualifying relationship is terminated for cause (as may be defined by the Committee in connection with the grant of any stock option), the Stock Option shall remain exercisable (to the extent that it was otherwise exercisable on the date of termination) for at least six months from the date of termination if termination was caused by death or disability or at least 90 days from the date of termination if termination was caused by other than death or disability. The Committee may provide that an option that is outstanding on the date of an optionee's death will remain outstanding for an additional period after the date of such death, notwithstanding that such option would expire earlier under its terms.

   A stock option agreement may permit an optionee to transfer the stock option to his or her children, grandchildren or spouse ("Immediate Family"), to one or more trusts for the benefit of such Immediate Family members, or to one or more partnerships in which such Immediate Family members are the only partners if (i) the agreement setting forth the stock option expressly provides that the option may be transferred only with the express written consent of the Committee, and (ii) the optionee does not receive any consideration in any form whatsoever for such transfer. Any stock option so transferred will continue to be subject to the same terms and conditions as were applicable to the option immediately prior to its transfer. Except as described above, stock options are not transferable by the optionee otherwise than by will or by the laws of descent and distribution.

   2.  Restricted Stock.

   In making an award of restricted stock, the Committee will determine the periods, if any, during which the stock is subject to forfeiture, and the purchase price, if any, for the stock. The vesting of restricted stock may be unconditional or may be conditioned upon the completion of a specified period of service with the Company or a Related Company, as defined in the 1996 Plan, the attainment of specific performance goals or such other criteria as the Committee may determine.

   During the restricted period, the award holder may not sell, transfer, pledge or assign the restricted stock, except as may be permitted by the Committee. The certificate evidencing the restricted stock will be registered in the award holder's name, although the Committee may direct that it remain in the possession of the Company until the restrictions have lapsed. Except as may otherwise be provided by the Committee, upon the termination of the award holder's service with the Company or a Related Company for any reason during the period before all restricted stock has vested, or in the event the conditions to vesting are not satisfied, all restricted stock that has not vested will be subject to forfeiture and the Committee may provide that any purchase price paid by the award holder, or an amount equal to the restricted stock's fair market value on the date of forfeiture, if lower, will be paid to the award holder. During the restricted period, the award holder will have the right to vote the restricted stock and to receive any cash dividends, if so provided by the Committee. Stock dividends will be treated as additional shares of restricted stock and will be subject to the same terms and conditions as the initial grant, unless otherwise provided by the Committee.

   Awards to Outside Directors. As described above, upon initial election or appointment as a director of the Company, each Outside Director will be granted a stock option to purchase 15,000 shares of Common Stock. The exercise price for each stock option granted to an Outside Director will be equal to the closing per share bid price of the Common Stock on the date of grant, and may be paid in cash or shares of Common Stock that have been owned by the optionee for a period of at least six months (with such shares valued at the closing per share bid price of the Common Stock on the date of delivery). Options granted to Outside Directors are immediately exercisable and expire 10 years from the date of grant, subject to earlier termination upon termination of the optionee's service as a director. If an optionee's status as a director of the Company is terminated for cause (as defined in the 1996 Plan), such director's options will terminate on the date of such termination of service. If an optionee's status as a director is terminated for any reason other than death or termination for cause, such director's options may be exercised only within 90 days of such termination of service. If an optionee's status as a director of the Company is terminated by reason of the optionee's death, such director's options may be exercised by his or her legal representatives only within one year following the director's death. Stock options granted to Outside Directors are not transferable except by will or by the laws of descent and distribution.

   Change of Control Provisions. If there is a Change of Control of the Company (as defined below), all stock options which are not then exercisable will become fully exercisable and vested, and the restrictions applicable to restricted stock will lapse and such shares and awards will be deemed fully vested, unless otherwise determined by the Committee at the time of grant. A Change of Control occurs on the date that any person or group (other than the Company or certain of its affiliates) becomes a beneficial owner of 40% or more of the Company's voting securities, the date on which a majority of the Board of Directors consists of persons other than Incumbent Directors (as defined in the 1996 Plan) or the date of approval by the shareholders of certain agreements providing or the merger, consolidation or disposition of all or substantially all the assets of the Company.

   Amendment and Termination. No awards may be granted under the 1996 Plan more than 10 years after the date of approval of the 1996 Plan by the shareholders of the Company. The Board may discontinue the 1996 Plan at any earlier time and may amend it from time to time, except that no amendment or discontinuation may adversely affect any outstanding award without the holder's written consent. Amendments to provisions governing awards to Outside Directors may not be made more than once every six months, except as required by law. Amendments may be made without shareholder approval except as required to satisfy any applicable mandatory legal or regulatory requirements, or as required for the 1996 Plan to satisfy the requirements of Rule 16b-3, Section 162(m), Section 422 of the Code or any other non-mandatory legal or regulatory requirements if the Board of Directors deems it desirable for the 1996 Plan to satisfy any such requirements.

   Adjustment. In the event of any merger, reorganization, consolidation, sale of substantially all assets, recapitalization, stock dividend, stock split, spin-off, split-up, split-off, distribution of assets or other change in corporate structure affecting the Common Stock, a substitution or adjustment, as may be determined to be appropriate by the Committee in its sole discretion, will be made in the aggregate number of shares reserved for issuance under the 1996 Plan, the maximum number of shares with respect to which stock options may be granted to any participant during any calendar year, the number of shares subject to outstanding awards and the amounts to be paid by award holders or the Company, as the case may be, with respect to outstanding awards. No such adjustment may increase the aggregate value of any outstanding award. If the Committee makes any adjustment under this provision to outstanding stock options, a similar adjustment will automatically be made with respect to stock options granted and to be granted to Outside Directors.

   Substitute Options in Business Combinations. If the Company succeeds to the business of another corporation through a merger or consolidation, or through the acquisition of stock or assets of such corporation, stock options may be granted under the 1996 Plan to those employees of such corporation or its related companies who become employees of the Company or a Related
Company in substitution for options to purchase stock of the acquired corporation held by them at the time of such succession. The Committee, in its sole discretion, will determine the extent to which and the terms on which any such substitute stock options will be granted. The exercise price of each substitute stock option will be an amount such that, in the sole judgment of the Committee (and if the stock options to be granted are intended to be ISOs, in compliance with the Code), the economic benefit provided by such substitute stock option is not greater than the economic benefit represented by the stock option of the acquired corporation as of the date of the acquisition. Any substitute stock option will expire upon the expiration date of such other stock option or, if earlier, 10 years after the date of grant of the substitute stock option, and will be exercisable during the period(s) in which the other stock option would have been exercisable.

   Certain Federal Income Tax Consequences. The following is a summary of certain federal income tax aspects of awards made under the 1996 Plan based upon the laws in effect on April 1, 1998.

   1.  Incentive Stock Options.

   Generally, no taxable income is recognized by the participant upon the grant of an ISO or upon the exercise of an ISO during the period of the participant's employment with the Company or one of its subsidiaries or within three months (12 months, in the event of permanent and total disability, or the term of the option, in the event of death) after termination. However, the exercise of an ISO may result in an alternative minimum tax liability to the participant. If the participant continues to hold the shares acquired upon the exercise of an ISO for at least two years from the date of grant and one year from the transfer of the shares to the participant, then generally: (a) upon the sale of the shares, any amount realized in excess of the option price will be taxed as long-term capital gain; and (b) no deduction will be allowed to the employer corporation for federal income tax purposes.

   If Common Stock acquired upon the exercise of an ISO is disposed of prior to the expiration of the one-year and two-year holding periods described above (a "disqualifying disposition"), then generally: (a) the participant will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise (or, if less, the amount realized on disposition of the shares) over the option exercise price; and (b) the employer corporation will be entitled to deduct any such recognized amount. Any further gain recognized by the participant on such disposition generally will be taxed as short-term or long-term capital gain, depending on whether the shares were held by the participant for more than one year, but such additional amounts will not be deductible by the employer corporation.

   According to proposed Treasury Regulations, in general, no gain or loss will be recognized by a participant who uses shares of Common Stock rather than cash to exercise an ISO. A number of new shares of Common Stock acquired equal to the number of shares surrendered will have a basis and capital gain holding period equal to those of the shares surrendered (although such shares will be subject to new holding periods for disqualifying disposition purposes beginning on the acquisition date).
   To the extent new shares of Common Stock acquired pursuant to the exercise of the ISO exceed the number of shares surrendered, such additional shares will have a zero basis and will have a holding period beginning on the date the ISO is exercised. The use of Common Stock acquired through exercise of an ISO to exercise an ISO will constitute a disqualifying disposition with respect to such Common Stock if the applicable holding period requirement has not been satisfied.

   2.  Non-Qualified Stock Options.

   Except as noted below with respect to officers and directors subject to
   Section 16 of the Exchange Act ("Insiders"), with respect to non-qualified stock options: (a) no income is recognized by the participant at the time the option is granted; (b) generally upon exercise of the option, the participant recognizes ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the shares on the date of exercise and the employer corporation will be entitled to a tax deduction in the same amount, to the extent that such income is considered reasonable compensation; and (c) at disposition, any appreciation after the date of exercise generally is treated either as short-term or long-term capital gain, depending on whether the shares were held by the participant for more than one year, and such appreciation is not deductible by the employer corporation.

   No gain or loss will be recognized by a participant with respect to shares of Common Stock surrendered to exercise a non-qualified stock option. A number of new shares acquired equal to the number of shares surrendered will have a tax basis and capital gain holding period equal to those of the shares surrendered. The participant will recognize ordinary income in an amount equal to the fair market value of the additional shares acquired at the time of exercise (except as noted below with respect to Insiders). Such additional shares will be deemed to have been acquired on the date of such recognition of income and will have a tax basis equal to their fair market value on such date.

   3.  Restricted Stock.

   A participant receiving restricted stock generally will recognize income in the amount of the fair market value of the restricted stock at the time the stock is no longer either non-transferable or subject to a substantial risk of forfeiture, whichever comes first, less the consideration, if any, paid for the stock. However, a participant may elect, under Section 83(b) of the Code, to recognize ordinary income on the date of grant in an amount equal to the excess of the fair market value of the shares on such date (determined without regard to the restrictions other than restrictions which by their terms will never lapse) over their purchase price. The holding period to determine whether the participant has long-term or short-term capital gain on a subsequent disposition of the shares generally begins when income was recognized, and the tax basis for such shares generally will be the amount of income that was recognized (i.e., the fair market value of such shares on such date).

   4.  Special Rules Applicable to Insiders.

   If an Insider exercises a non-qualified stock option within six months of its grant, the income recognition date is generally the date six months after the date of grant, unless the Insider makes an election under Section 83(b) of the Code to recognize income as of the date of exercise. The Insider recog-nizes ordinary income equal to the excess of the fair market value of the shares on the income recognition date over the option exercise price, and the holding period for treating any subsequent gain as long-term capital gain begins on the income recognition date.

   5.  Dividends.

   Dividends paid on restricted stock prior to the date on which the forfeiture restrictions lapse generally will be treated as compensation that is taxable as ordinary income to the participant and will be deductible by the employer corporation. If, however, the participant makes a Section 83(b) election with respect to the restricted stock, the dividends will be taxable as ordinary dividend income to the participant and will not be deductible by the employer corporation.

   6.  Withholding Taxes.

   A participant in the 1996 Plan may be required to pay the employer corporation an amount necessary to satisfy the applicable federal and state law requirements with respect to the withholding of taxes on wages, or to make some other arrangements to comply with such requirements. The employer has the right to withhold from salary or otherwise to cause a participant (or the executor or administrator of the participant's estate or the participant's distributee or transferee) to make payment of any federal, state, local or other taxes required to be withheld with respect to any award under the 1996 Plan. The 1996 Plan authorizes the Committee to permit participants to use the shares payable under the 1996 Plan to satisfy withholding obligations.

   7.  Company Deductions.

   As a general rule, the Company or one of its subsidiaries will be entitled to a deduction for federal income tax purposes at the same time and in the same amount that an Outside Director or other participant in the 1996 Plan recognizes ordinary income from awards under the 1996 Plan, to the extent that such income is considered reasonable compensation and currently deductible (and not capitalized) under the Code. However, Section 162(m) of the Code limits to $1 million the annual tax deduction that the Company and its subsidiaries can take with respect to the compensation of each of certain executive officers unless the compensation qualifies as "performance based" or certain other exemptions apply.

        THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                       VOTE "FOR" PROPOSAL #2

Proposal #3 - Proposal to Approve a Reverse Stock Split
--------------------------------------------------------

General

The Company's Board of Directors adopted a resolution on April 8,
1998, authorizing amendment of the Articles of Incorporation of the company, to effect a not less than One-For-Two nor greater than One-For-Ten reverse stock split of the presently issued and outstanding shares of the Company's common stock (the "Reverse Stock Split"), subject to ratification by the Company's shareholders.

The Board of Directors adopted such resolution due to the fact that, within the past year, the Company's common stock has been trading on the National Association of Securities Dealers Automatic Quotation-Small Cap system ("NASDAQ") at prices as low as $0.38 per share. Pursuant to the new minimum bid price requirements in NASD Marketplace Rule 4310(c)(04) (the "Rule"), for continued listing on NASDAQ, it is necessary that, among other things, the minimum bid price of the Company's shares of common stock exceed $1.00 per share. On February 27, 1998, NASDAQ notified the Company that it is not in compliance with the minimum bid requirement. As a result, the Company's shares are in danger of being delisted from NASDAQ. To avoid delisting of its common stock on NASDAQ, the Company has until May 28, 1998 to regain compliance with the Rule.

If this Reverse Stock Split proposal is approved by the shareholders, the Board of directors will be given the authority and discretion to effect a Reverse Stock Split, not less than One-For-Two nor greater than One-For-Ten, without further shareholder action, or to effect no Reverse Stock Split. The Board of Directors believes that this latitude is necessary, given the changing market price of the Company's common stock to levels in compliance with the Rule and more acceptable to investors and the securities industry generally. If the trading price of the Company's common stock increases, a Reverse Stock Split or lessor proportions would be required than would be necessary if the trading price decreases or remains constant.

If a Reverse Stock Split is approved by the shareholders of the Company, a Reverse Stock Split will be effected only upon a determination by the Board of Directors that a Reverse Stock Split will increase the marketability and liquidity of the Company's common stock and is in the best interests of the Company and its shareholders. In connection with any determination by the Board of Directors to such effect, the Board will also select, in its discretion, one of the Reverse Stock Splits based upon its determination of which of them results in the greatest marketability and liquidity of the Company's common stock, on prevailing market conditions, on the likely effect on the market price of the Common stock, and other relevant factors. The Board of directors will have one year from the date of shareholder approval to effect such Reverse Stock Split. The remaining alternative Reverse Stock Splits would be abandoned by the Board pursuant to Section 242(c) of the California General Corporate Law without further action by the shareholders of the Company.

The Board of Directors may consider a variety of factors in determining whether or not to proceed with a Reverse Stock Split, including, but not limited to, overall trends in the stock market, recent trends and anticipated trends in the per share market price of the Company's common stock, business developments and the Company's actual and projected financial performance.

The effect of the Reverse Stock Split upon holders of the Company's common stock will be that the total number of shares of the Company's common stock held by each shareholder will be automatically converted into the number of whole shares of common stock equal to the number of shares of common stock owned immediately prior to the Reverse Stock Split divided by the appropriate fraction of the Company's common stock, adjusted, as described below for fractional shares.

Shareholders holding a small amount of shares of the Company's common stock may have only a fractional interest after the Reverse Stock Split. As a result, those shareholders would receive payment for their fractional interest as set forth below, and would cease to be holders of the Company's common stock.

No certificates or scrip representing fractional shares of the Company's common stock will be issued to shareholders because of the Reverse Stock Split. In lieu of any such fractional interest, each holder of the Company's common stock who would otherwise be entitled to receive a fractional share of the Company's common stock will be paid cash by the Company upon surrender of certificates held by such shareholder in an amount equal to the product of such fraction multiplied by the closing price of the common stock as reported on NASDAQ on a date to be determined by the Board of Directors prior to the effective date of a Reverse Stock Split.

Reasons for the Reverse Split

To avoid delisting of its common stock on NASDAQ, the Company has until May 28, 1998 to regain compliance with the Rule. Compliance may be achieved if the Company's stock trades at or above the minimum requirement of $1.00 for at least 10 consecutive trading days. If the Company is unable to achieve compliance by May 28, 1998, NASDAQ has informed the Company that it will issue a delisting letter which will identify the review procedures available to the Company at this time. Management believes that if a Reverse Stock Split is approved by the shareholders, and the Reverse Stock Split is effectuated by the Board of Directors, then the company's shares of common stock will have a minimum bid price in excess of $1.00 per share, and therefore, continue to be listed and traded on NASDAQ. Given that the Meeting is after the May 28, 1998 NASDAQ deadline, the Company intends to request that NASDAQ not issue a delisting letter until after the shareholders vote on the Reverse Stock Split and the Reverse Stock Split, if approved, is effected.

If the Reverse Stock Split is not approved by the shareholders, then it is highly likely that the Company's shares of common stock will cease to be listed and traded on NASDAQ. In such event, the shares of common stock will likely be quoted in the OTC Bulletin Board or the "pink sheets" maintained by the National Quotation Bureau, Inc. In such an event, the spread between the bid and ask price of the shares of common stock is likely to be greater than at present and shareholders may experience a greater degree in difficulty in engaging in trades of shares of common stock.

However, no assurance can be given that any or all of these effects will occur; including, without limitation, that the market price per share of common stock after the Reverse Stock Split will exceed the price required by the Rule or will be proportionately greater than the market price per share of common stock before the Reverse Stock Split, or that such price will either exceed or remain in excess of the current market price. Further, no assurance can be given that the market for the Company's common stock will be improved. Shareholders should note that the Board of directors cannot predict what effect a Reverse Stock Split will have on the market price of the Company's common stock.

Implementation of the Reverse Stock Split

The Reverse Stock Split will be formally implemented by amending the present Article Three of the Company's Restated Articles of Incorporation to add the following:

   "Effective as of _____, Pacific Standard Time, on ______, 1998, all outstanding shares of common stock held by each holder of record on such date shall be automatically combined at the rate of _____ without any further action on the part of the holders thereof or its corporation. No fractional shares shall be issued. In lieu of any such fractional interests, each holder of the Company's common stock who would otherwise be entitled to receive a fractional share of the Company's common stock will be paid cash by the Company upon surrender of the certificates held by such shareholder in an amount equal to the product of such fraction multiplied by the closing price of the common stock as reported on NASDAQ on a date to be determined by the Board of Directors prior to the effective date of a Reverse Stock Split."

Principal Effects of the Reverse Split

Shareholders have no right under California law or under the Company's Certificate of Incorporation or Bylaws to dissent from the Reverse Stock Split or to dissent from the payment of cash for any fractional share resulting from the Reverse Stock Split in lieu of issuing fractional shares.

The Company had an authorized capital of 20,000,000 shares of common stock and 5,000,000 shares of preferred stock, as of March 27, 1998. The authorized capital stock of the Company will not be reduced or otherwise effected by the Reverse Stock Split. Consequently, there will be an increase in authorized but unissued shares of common stock as a result of the Reverse Stock Split. Such shares may be issued by the Board of Directors in its discretion. Any such future issuance will have the effect of diluting the percentage of stock ownership and voting rights of the present holders of common stock. The Board of Directors has no present plans with respect to such an issuance.

Moreover, while the Board of Directors believes it advisable to authorize and approve a Reverse Stock Split for the reasons set forth above, the Board of Directors is aware that the increase in the number of authorized by unissued shares of common stock of the Company may have a potential anti-takeover effect in that it would enhance the ability of the Company to issue additional shares which could be used to thwart persons, or otherwise dilute the stock ownership of shareholders, seeking to control the Company.

The number of issued and outstanding shares of common stock of the Company as of March 27, 1998, was 7,281,120. Because a Reverse Stock Split, if effected, may range from One-For-Two or One-For-Ten, existing shareholders cannot now predict the number of shares of the Company's common stock that they will hold after a Reverse Stock Split, and cannot predict the total number of shares of common stock that will be outstanding or authorized but unissued after a Reverse Stock Split.

As of December 31, 1997, the Company had outstanding options and warrants to purchase 495,800 and 810,000 shares, respectively, of the Company's common stock with exercise prices per share that ranged from $0.59 to $6.13 for options and $1.45 to $6.50 for warrants. Of such options, 128,300 were issued pursuant to the 1986 Employee Stock Option Plan, which expired in July 1996 (the "1986 Plan"), and 372,500 were issued pursuant to the 1996 Stock Inventive Plan (the "1996 Plan" and together with the
1986 Plan, the "Plans"). Upon the effectiveness of a Reverse Stock Split, the Plans and the various Warrant Agreements provide for a proportional downward adjustment to the number of shares subject to outstanding options and warrants and a corresponding upward adjustment in the per share exercise prices to reflect a Reverse Stock Split.

Exchange of Stock Certificates

Assuming a Reverse Stock Split is approved by the shareholders, at the time the Board of Directors effectuates such Reverse Stock Split, the shareholders will be required to exchange their stock certificates for new certificates representing the shares of new common stock. Shareholders will be furnished with the necessary materials and instructions for the surrender and exchange of stock certificates at the appropriate time by U.S. Stock Transfer Corporation, the Company's transfer agent. Shareholders will not be required to pay a transfer or other fee in connection with the exchange of certificates. Shareholders should not submit any certificate unless requested to do so.

Federal Income Tax Consequences

The following description of Federal income tax consequences is based upon the Internal Revenue Code of 1986, as amended, the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. This discussion is for general information only and does not discuss consequences which may apply to special classes of taxpayers (e.g., nonresident aliens, broker dealers, or insurance companies). Shareholders are urged to consult their own tax advisors to determine the particular consequences to them.

The Company has not sought and will not seek a ruling from the Internal Revenue Service or an opinion of counsel regarding the federal income tax consequences of the Reverse Stock Split. However, the Company believes that because (1) the Reverse Stock Split should not result in any increase of a shareholder's proportionate interest in the assets or earnings and profits of the Company, (2) no shareholder has the choice nor may make an election to receive cash or other property in lieu of Company common stock, and (3) the Reverse Stock Split will not result in the receipt of preferred stock by some common shareholders and common stock by other common shareholders, the Reverse Stock Split should have the below described tax effects.

The exchange of shares of common stock for shares of new common stock will not result in recognition of gain or loss. The holding period of the shares of new common stock will include the shareholders holding period for the shares of common stock exchanged therefore, provided that the shares of common stock were held as a capital asset. The adjusted basis of the shares of new common stock will be the same as for the adjusted basis of the shares of common stock exchanged therefore.

Voting Required

The affirmative vote of a majority of shares of common stock of the Company is required to approve the Reverse Stock Split.

       THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                       VOTE "FOR" PROPOSAL 3


Proposal #4 - Ratification of Appointment of Independent Accountants
---------------------------------------------------------------------

The independent public accountants appointed to audit the Company's 1997 financial statements were Arthur Andersen LLP, who continue to serve in such capacity for the current year. A representative of Arthur Andersen LLP is expected to be present at the Meeting with the opportunity to make a statement if he or she so desires and to respond to appropriate questions.

       THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                      VOTE "FOR" PROPOSAL #4


                 FUTURE PROPOSALS OF SHAREHOLDERS

Any shareholder intending to submit to the Company a proposal for inclusion in the Company's Proxy Statement and form of Proxy for the 1999 Annual Meeting of Shareholders must submit such proposal sufficiently far in advance so that it is received by the Company not later than December 23, 1998.

                              FORM 10-K

A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (excluding the exhibits thereto), as filed with the Securities and Exchange Commission, accompanies this Proxy Statement, but it is not deemed to be a part of the proxy soliciting material. The Company will provide a copy of the exhibits to its Annual Report on Form 10-K for the fiscal year ended December 31, 1997 upon the written request of any beneficial owner of the Company's securities as of the record date for the Annual Meeting and reimbursement of the Company's reasonable expenses. Such request should be addressed to the Company c/o JoAnn Stover, Corporate Secretary, at 4954 Van Nuys Boulevard, Sherman Oaks, California 91403.


                        DISCRETIONARY AUTHORITY

While the Notice of Annual Meeting of Shareholders calls for the transaction of such other business as may properly come before the Meeting, the Board of Directors has no knowledge of any matters to be presented for action by the shareholders at the Meeting, other than as set forth above. The enclosed Proxy gives discretionary authority, however, in the event that any additional matters should be presented.

SHAREHOLDERS ARE URGED IMMEDIATELY TO COMPLETE, DATE AND SIGN THE
ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED, TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                                       By Order of the Board of Directors

                                       /s/ JoAnn R. Stover
                                       ----------------------
                                       JoAnn R. Stover
                                       Secretary

Sherman Oaks, California
May 7, 1998
                                  -19-

                                                               Appendix A
                        HEMACARE CORPORATION
                     1996 STOCK INCENTIVE PLAN
                           (As Amended)

     SECTION 1.  Purposes.
                 ---------

     The purposes of the HemaCare Corporation 1996 Stock Incentive Plan (the "Plan") are to (i) enable HemaCare Corporation (the "Company") and Related Companies (as defined below) to attract, motivate and retain top-quality directors, officers, employees, consultants, advisers and independent contractors (including without limitation dealers, distributors and other business entities or persons providing services on behalf of the Company or a Related Company), (ii) provide substantial incentives for such directors, officers, employees, consultants, advisers and independent contractors of the Company or a Related Company ("Participants") to act in the best interests of the shareholders of the Company and (iii) reward extraordinary effort by Participants on behalf of the Company or a Related Company. For purposes of the Plan, a "Related Company" means any corporation, partnership, joint venture or other entity in which the Company owns, directly or indirectly, at least a twenty percent (20%) beneficial ownership interest.

     SECTION 2.  Types of Awards.  Awards under the Plan may be in the form of
                 ----------------
(i) Stock Options or (ii) Restricted Stock.

     SECTION 3.  Administration.
                 ---------------
     3.1 Except as otherwise provided herein, the Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Board") or such other committee of directors as the Board shall designate, which committee in either such case shall consist solely of not less than two "non-employee directors" (as such term is defined in Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act") or any successor rule ("Rule 16b-3")) who shall serve at the pleasure of the Board, each of whom shall also be an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code and Section 1.162-27 of the Treasury Regulations or any successor provision(s) thereto ("Section 162(m)"); provided, however, that if there are not two persons on the Board who meet the foregoing qualifications, any such committee may be comprised of two or more directors of the Company, none of which is an officer (other than a non-employee Chairman of the Board of the Company) or an employee of the Company or a Related Company. If no such committee has been appointed by the Board, the Plan shall be administered by the Board, and the Plan shall be administered by the Board to the extent provided in the last sentence of this Section. Such committee as shall be designated to administer the Plan, if any, or the Board is referred to herein as the "Committee." Nothwithstanding any other provision of the Plan to the contrary, if such a committee has been designated to administer the Plan, all actions with respect to the administration of the Plan in respect of the members of such committee shall be taken by the Board.

     3.2 The Committee shall have the following authority with respect to awards under the Plan to Participants: to grant awards to eligible Participants under the Plan; to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall deem advisable; to interpret the terms and provisions of the Plan and any award granted under the Plan; and to otherwise supervise the administration of the Plan. In particular, and without limiting its authority and powers, the Committee shall have the authority:

               (a) to determine whether and to what extent any award or combination of awards will be granted hereunder;

               (b) to select the Participants to whom awards will be granted;

               (c) to determine the number of shares of the common stock of the Company (the "Stock") to be covered by each award granted hereunder, provided that no Participant will be granted Stock Options on or with respect to more than 250,000 shares of Stock in any calendar year;

               (d) to determine the terms and conditions of any award granted hereunder, including, but not limited to, any vesting or other restrictions based on performance and such other factors as the Committee may determine, and to determine whether the terms and conditions of the award are satisfied;

               (e) to determine the treatment of awards upon a Participant's retirement, disability, death, termination for cause or other termination of employment or other qualifying relationship with the Company or a Related Company;

               (f) to determine that amounts equal to the amount of any dividends declared with respect to the number of shares covered by an award (i) will be paid to the Participant currently or (ii) will be deferred and deemed to be reinvested or (iii) will otherwise be credited to the Participant, or that the Participant has no rights with respect to such dividends;

               (g) to determine whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an award will be deferred either automatically or at the election of a Participant, including providing for and determining the amount (if any) of deemed earnings on any deferred amount during any deferral period;

               (h) to provide that the shares of Stock received as a result of an award shall be subject to a right of first refusal, pursuant to which the Participant shall be required to offer to the Company any shares that the Participant wishes to sell, subject to such terms and conditions as the Committee may specify;

               (i) to amend the terms of any award, prospectively or retroactively; provided, however, that no amendment shall impair the rights of the award holder without his or her consent; and

               (j) to substitute new Stock Options for previously granted Stock Options, or for options granted under other plans, in each case including previously granted options having higher option prices.

     3.3 All determinations made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and all Participants.

     3.4 The Committee may from time to time delegate to one or more officers of the Company any or all of its authorities granted hereunder except with respect to awards granted to persons subject to Section 16 of the Exchange Act. The Committee shall specify the maximum number of shares that the officer or officers to whom such authority is delegated may award, and the Committee may in its discretion specify any other limitations or restrictions on the authority delegated to such officer or officers.

     SECTION 4.  Stock Subject to Plan.
                 ----------------------

     4.1 The total number of shares of Stock reserved and available for distribution under the Plan shall be 1,400,000 (subject to adjustment as provided in Section 4.3); provided, however, that no award of a Stock Option or Restricted Stock may be made at any time if, after giving effect to such award, the total number of shares of Stock issuable upon exercise of all outstanding options and warrants of the Company (whether or not under the Plan) plus the total number of shares of Stock called for under any stock bonus or similar plan of the Company (including shares of Stock underlying awards of Stock Options or Restricted Stock under the Plan) would exceed thirty percent (30%) of the total number of shares of Stock outstanding at the time of such award. For purposes of the foregoing: (i) those shares issuable upon exercise of rights, options or warrants, or under a stock purchase plan, meeting the requirements for exclusion set forth at any time and from time to time in Rule
260.140.45 of the California Commissioner ofCorporations shall not be counted against the thirty percent (30%) limitation; (ii) any outstanding preferred or senior common shares of the Company convertible into Stock shall be deemed converted in determining the total number of outstanding shares of Stock at any time; and (iii) any shares of Stock subject to promotional waivers under Rule 260.141 of the California Commissioner of Corporations shall not be
                                  A-2
deemed to be outstanding. Shares of Stock issuable in connection with any award under the Plan may consist of authorized but unissued shares or treasury shares.

     4.2 To the extent a Stock Option terminates without having been exercised, or shares awarded are forfeited, the shares subject to such award shall again be available for distribution in connection with future awards under the Plan, subject to the limitations set forth in Section 4.1, unless the forfeiting Participant received any benefits of ownership such as dividends from the forfeited award.

     4.3 In the event of any merger, reorganization, consolidation, sale of substantially all assets, recapitalization, Stock dividend, Stock split, spin-off, split-up, split-off, distribution of assets or other change in corporate structure affecting the Stock, a substitution or adjustment, as may be determined to be appropriate by the Committee in its sole discretion, shall be made in the aggregate number of shares reserved for issuance under the Plan, the number of shares subject to outstanding awards and the amounts to be paid by award holders or the Company, as the case may be, with respect to outstanding awards; provided, however, that no such adjustment shall increase the aggregate value of any outstanding award. In the event any change described in this
Section 4.3 occurs and an adjustment is made in the outstanding Stock Options, a similar adjustment shall be made in the maximum number of shares covered by Stock Options that may be granted to any employee pursuant to Section 3.2(c).

     SECTION 5.  Eligibility.
                 ------------

     Participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible.

     SECTION 6.  Stock Options.
                 --------------

     6.1 The Stock Options awarded to officers and employees under the Plan may be of two types: (i) Incentive Stock Options within the meaning of
Section 422 of the Internal Revenue Code or any successor provision thereto ("Section 422"); and (ii) Non-Qualified Stock Options. If any Stock Option does not qualify as an Incentive Stock Option, or the Committee at the time of grant determines that any Stock Option shall be a Non-Qualified Stock Option, it shall constitute a Non-Qualified Stock Option. Stock Options awarded to any Participant who is not an officer or employee of the Company or a Related Company shall be Non-Qualified Stock Options.

     6.2 Subject to the following provisions, Stock Options awarded to Participants under the Plan shall be in such form and shall have such terms and conditions as the Committee may determine:

               (a) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee; provided, however, that the option price per share of Stock shall be not less than one hundred percent (100%) of the "Fair Market Value" (as defined below) of the Stock on the date of grant of the Stock Option; and provided, further, that if at the time of grant the Participant owns, or would be considered to own by reason of Section 424(d) of the Internal Revenue Code or any successor provision thereto, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, the option price per share of Stock shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Stock on the date of grant of the Stock Option. For purposes of the Plan, "Fair Market Value" in relation to a share of the Stock means, if the Stock is publicly traded, the closing per share bona fide bid price of the Stock on such date. In any situation not covered above, the Fair Market Value shall be determined by the Committee in accordance with one of the valuation methods described in Section 20.2031-2 of the Federal Estate Tax Regulations or any successor provision thereto.

               (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but in no event longer than one hundred twenty (120) months after the date of grant of such Stock Option.

               (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee; provided, however, that in the case of Stock Options awarded to Participants other than directors, officers, consultants or independent contractors, Stock Options under any award shall become exercisable at the rate of at least twenty percent (20%) per year over five (5) years from the date the Stock Option is granted. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time in whole or in part.

               (d) Method of Exercise. Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment of the purchase price. Payment of the purchase price shall be made in such manner as the Committee may provide in the award, which may include cash (including cash equivalents), delivery of shares of Stock already owned by the optionee or subject to awards hereunder, any other manner permitted by law as determined by the Committee, or any combination of the foregoing. The Committee may provide that all or part of the shares received upon the exercise of a Stock Option which are paid for using Restricted Stock shall be restricted in accordance with the original terms of the award in question.

               (e) No Shareholder Rights. An optionee shall have no rights to dividends or other rights of a shareholder with respect to shares subject to a Stock Option until the optionee has given written notice of exercise and has paid for such shares.

               (f) Surrender Rights. The Committee may provide that Stock Options may be surrendered for cash upon any terms and conditions set by the Committee.

               (g) Non-Transferability; Limited Transferability. A Stock Option Agreement may permit an optionee to transfer the Stock Option to his or her children, grandchildren or spouse ("Immediate Family"), to one or more trusts for the benefit of such Immediate Family members, or to one or more partnerships in which such Immediate Family members are the only partners if (i) the agreement setting forth such Stock Option expressly provides that such Stock Option may be transferred only with the express written consent of the Committee, and (ii) the optionee does not receive any consideration in any form whatsoever for such transfer. Any Stock Option so transferred shall continue to be subject to the same terms and conditions as were applicable to such Stock Option immediately prior to the transfer thereof. Any Stock Option not (x) granted pursuant to any agreement expressly allowing the transfer of such Stock Option or (y) amended expressly to permit its transfer shall not be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and such Stock Option shall be exercisable during the optionee's lifetime only by the optionee.

               (h) Termination of Relationship. If an optionee's employment or other qualifying relationship with the Company or a Related Company terminates by reason of death, disability, retirement, voluntary or involuntary termination or otherwise, the Stock Option shall be exercisable to the extent determined by the Committee; provided, however, that unless employment or such other qualifying relationship is terminated for cause (as may be defined by the Committee in connection with the grant of any Stock Option), the Stock Option shall remain exercisable (to the extent that it was otherwise exercisable on the date of termination) for (A) at least six (6) months from the date of termination if termination was caused by death or disability or (B) at least ninety (90) days from the date of termination if termination was caused by other than death or disability. The Committee may provide that, notwithstanding the option term fixed pursuant to Section 6.2(b), a Stock Option which is outstanding on the date of an optionee's death shall remain outstanding for an additional period after the date of such death.

               (i) Option Grants to Participants Subject to Section 16. If for any reason any Stock Option granted to a Participant subject to
          Section 16 of the Exchange Act is not approved in the manner provided for in clause (d)(1) or (d)(2) of Rule 16b-3, neither the Stock Option (except upon its exercise) nor the Stock underlying the Stock Option may be disposed of by the Participant until six months have elapsed following the date of grant of the Stock Option, unless the Committee otherwise specifically permits such disposition.

      6.3 Notwithstanding the provisions of Section 6.2, no Incentive Stock Option shall (i) have an option price which is less than one hundred percent (100%) of the Fair Market Value of the Stock on the date of the award of the Stock Option (or less than one hundred ten percent (110%) of the Fair Market Value of the Stock on the date of award of the Stock Option if the Participant owns, or would be considered to own by reason of Section 424(d) of the Internal Revenue Code or any successor provision thereto, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company at the time of the grant of the Stock Option), (ii) be exercisable more than ten (10) years after the date such Incentive Stock Option is awarded (five (5) years after the date of award if the Participant owns, or would be considered to own by reason of Section 424(d) of the Internal Revenue Code or any successor provision thereto, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company at the time of the grant of the Stock Option), (iii) be awarded more than ten (10) years after the effective date of the Plan (or the latest restatement of the Plan) or (iv) be transferable other than by will or by the laws of descent and distribution. In addition, the aggregate Fair Market Value (determined as of the time a Stock Option is granted)of Stock with respect to which Incentive Stock Options granted after December 31, 1986 are exercisable for the first time by a Participant in any calendar year (under the Plan and any other plans of the Company or any subsidiary or parent corporation) shall not exceed $100,000.

     SECTION 7.  Restricted Stock.
                 -----------------

     Subject to the following provisions, all awards of Restricted Stock to Participants shall be in such form and shall have such terms and conditions as the Committee may determine:

               (a) The Restricted Stock award shall specify the number of shares of Restricted Stock to be awarded, the price, if any, to be paid by the recipient of the Restricted Stock and the date or dates on which, or the conditions upon the satisfaction of which, the Restricted Stock will vest. The vesting of Restricted Stock may be conditioned upon the completion of a specified period of service with the Company or a Related Company, upon the attainment of specified performance goals or upon such other criteria as the Committee may determine.

               (b) Stock certificates representing the Restricted Stock awarded to an employee shall be registered in the Participant's name, but the Committee may direct that such certificates be held by the Company on behalf of the Participant. Except as may be permitted by the Committee, no share of Restricted Stock may be sold, transferred, assigned, pledged or otherwise encumbered by the Participant until such share has vested in accordance with the terms of the Restricted Stock award. At the time Restricted Stock vests, a certificate for such vested shares shall be delivered to the Participant (or his or her designated beneficiary in the event of death), free of all restrictions.

               (c) The Committee may provide that the Participant shall have the right to vote or receive dividends, or both, on Restricted Stock. The Committee may provide that Stock received as a dividend on, or in connection with a stock split of, Restricted Stock shall be subject to the same restrictions as the Restricted Stock.

               (d) Except as may be provided by the Committee, in the event of a Participant's termination of employment or other qualifying relationship with the Company or a Related Company before all of his or her Restricted Stock has vested, or in the event any conditions to the vesting of Restricted Stock have not been satisfied prior to any deadline for the satisfaction of such conditions set forth in the award, the shares of Restricted Stock which have not vested shall be forfeited, and the Committee may provide that the lower of
          (i) any purchase price paid by the Participant and (ii) the Restricted Stock's aggregate Fair Market Value on the date of forfeiture shall be paid in cash to the Participant.

               (e) The Committee may waive, in whole or in part, any or all of the conditions to receipt of, or restrictions with respect to, any or all of the Participant's Restricted Stock.

               (f) If for any reason any Restricted Stock awarded to a Participant subject to Section 16 of the Exchange Act is not approved in the manner provided for in clause (d)(1) or (d)(2) of Rule 16b-3, the Restricted Stock may not be disposed of by the Participant until six months have elapsed following the date of award of the Restricted Stock, unless the Committee otherwise specifically permits such disposition.

     SECTION 8.  Substitute Options in Business Combinations.
                 --------------------------------------------

     If the Company at any time should succeed to the business of another corporation through a merger or consolidation, or through the acquisition of stock or assets of such corporation, Stock Options may be granted under the Plan to those employees of such corporation or its related companies who, in connection with such succession, become employees of the Company or a Related Company in substitution for options to purchase stock of such acquired corporation held by them at the time of such succession. The Committee, in its sole discretion, shall determine the extent to which such substitute Stock Options shall be granted (if at all), the persons to receive such substitute Stock Options (who need not be all optionees of such corporation), the number and type of Stock Options to be received by each such person, the exercise price of such Stock Options (which may be determined without regard to Section 6) and the terms and conditions of such substitute Stock Options; provided, however, that the exercise price of each substitute Stock Option shall be an amount such that, in the sole judgment of the Committee (and if the Stock Options to be granted are intended to be Incentive Stock Options, in compliance with Section 424(a) of the Code), the economic benefit provided by such Stock Option is not greater than the economic benefit represented by the stock option of the acquired corporation as of the date of the Company's acquisition of such corporation. Any substitute Stock Option granted under this Section 8 shall expire upon the expiration date of such other stock option or, if earlier, ten
(10) years after the date of grant of the substitute Stock Option, and, notwithstanding Section 6, shall be exercisable during the period(s) in which the other stock option would have been exercisable. Any provision of this
Section 8 to the contrary notwithstanding, no Stock Option shall be granted, nor any action taken, permitted or omitted, which would have the effect of causing the Plan or any awards hereunder to fail to qualify for exemption under Rule 16b-3, without the express approval of the Board.

     SECTION 9.  Election to Defer Awards.
                 -------------------------

     The Committee may permit a Participant to elect to defer receipt of an award for a specified period or until a specified event, upon such terms as are determined by the Committee.

     SECTION 10.  Tax Withholding.
                  ----------------

     10.1 Each Participant shall, no later than the date as of which the value of an award first becomes includible in such person's gross income for applicable tax purposes, pay to the Company, or make arrangements satisfactory to the Committee (which may include delivery of shares of Stock already owned by the optionee or subject to awards hereunder) regarding payment of, any federal, state, local or other taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company (and, where applicable, any Related Company), shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

     10.2 To the extent permitted by the Committee, and subject to such terms and conditions as the Committee may provide, a Participant may elect to have the withholding tax obligation, or any additional tax obligation with respect to any awards hereunder, satisfied by (i) having the Company withhold shares of Stock otherwise deliverable to such person with respect to the award or (ii) delivering to the Company shares of unrestricted Stock.

     SECTION 11.    Amendments and Termination.
                    ---------------------------

     No awards may be granted under the Plan more than ten (10) years after the date of approval of the Plan by the shareholders of the Company. The Board may discontinue the Plan at any earlier time and may amend it from time to time. No amendment or discontinuation of the Plan shall adversely affect any award previously granted without the award holder's written consent. Amendments may be made without shareholder approval except (i) if and to the extent necessary to satisfy any applicable mandatory legal or regulatory requirements (including the requirements of any stock exchange or over-the-counter market on which the Stock is listed or qualified for trading and any requirements imposed under any state securities laws or regulations as a condition to the registration of securities distributable under the Plan or otherwise), or (ii) as required for the Plan to satisfy the requirements of Section 162(m), Section 422 or any other non-mandatory legal or regulatory requirements if the Board of Directors deems it desirable for the Plan to satisfy any such requirements.

     SECTION 12.  Change of Control.
                  ------------------

     12.1 In the event of a Change of Control, unless otherwise determined by the Committee at the time of grant or by amendment (with the holder's consent) of such grant:

               (a) all outstanding Stock Options awarded under the Plan shall become fully exercisable and vested; and

               (b) the restrictions applicable to any outstanding Restricted Stock awards under the Plan shall lapse and such shares and awards shall be deemed fully vested.

     12.2 A "Change of Control" shall be deemed to occur if:

               (a) individuals who, as of July 19, 1996, constitute the entire Board of Directors of the Company ("Incumbent Directors") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to such date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the then Incumbent Directors (other than an election or nomination of an individual whose assumption of office is the result of an actual or threatened election contest relating to the election of directors of the Company, as such terms are used in Rule 14a-11 under the Exchange Act), also shall be an Incumbent Director;

               (b) the shareholders of the Company shall approve (i) any merger, consolidation or recapitalization of the Company (or, if the capital stock of the Company is affected, any subsidiary of the Company) or any sale, lease, or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company (each of the foregoing being an "Acquisition Transaction") where (1) the shareholders of the Company immediately prior to such Acquisition Transaction would not immediately after such Acquisition Transaction beneficially own, directly or indirectly, shares representing in the aggregate more than fifty percent (50%) of
          (A) the then outstanding common stock of the corporation surviving or resulting from such merger, consolidation or recapitalization or acquiring such assets of the Company, as the case may be (the "Surviving Corporation"), (or of its ultimate parent corporation, if any) and (B) the Combined Voting Power (as defined below) of the then outstanding Voting Securities (as defined below) of the Surviving Corporation (or of its ultimate parent corporation, if any) or (2) the Incumbent Directors at the time of the initial approval of such Acquisition Transaction would not immediately after such Acquisition Transaction constitute a majority of the Board of Directors of the Surviving Corporation (or of its ultimate parent corporation, if any) or (ii) any plan or proposal for the liquidation or dissolution of the Company; or

               (c) any Person (as defined below) shall become the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of securities of the Company representing in the aggregate forty percent (40%) or more of either
          (i) the then outstanding shares of Company Common Stock or (ii) the Combined Voting Power of all then outstanding Voting Securities of the Company; provided, however, that notwithstanding the foregoing, a Change of Control of the Company shall not be deemed to have occurred for purposes of this clause (c) solely as the result of:

                    (1) an acquisition of securities by the Company which, by reducing the number of shares of Company Common Stock or other Voting Securities outstanding, increases (i) the proportionate number of shares of Company Common Stock beneficially owned by any Person to forty percent (40%) or more of the shares of Company Common Stock then outstanding or

               (ii) the proportionate voting power represented by the Voting Securities beneficially owned by any Person to forty percent (40%) or more of the Combined Voting Power of all then outstanding Voting Securities; or

                    (2) an acquisition of securities directly from the Company except that this paragraph (2) shall not apply to:

                         (A) any conversion of a security that was not acquired directly from the Company; or

                         (B)  any acquisition of securities if the
                    Incumbent Directors at the time of the initial approval of such acquisition would not immediately after (or otherwise as a result of) such acquisition constitute a majority of the Board of the Company;

               provided, however, that if any Person referred to in clauses (1) or (2) of this clause (c) shall thereafter become the beneficial owner of any additional shares of Company Common Stock or other Voting Securities of the Company (other than pursuant to a stock split, stock dividend or similar transaction or an acquisition exempt under such clause (2)), then a Change of Control shall be deemed to have occurred for purposes of this clause (c).

     For purposes of this Section 12.2:

               (i) "Person" shall mean any individual, entity (including, without limitation, any corporation, partnership, trust, joint venture, association or governmental body) or group (as defined in
          Section 13(d)(3) or 14(d)(2) of the Exchange Act and the rules and regulations thereunder); provided, however, that "Person" shall not include the Company, any of its subsidiaries, any employee benefit plan of the Company or any of its majority-owned subsidiaries or any entity organized, appointed or established by the Company or such subsidiary for or pursuant to the terms of any such plan.

               (ii) "Voting Securities" shall mean all securities of a corporation having the right under ordinary circumstances to vote in an election of the Board of Directors of such corporation.

               (iii) "Combined Voting Power" shall mean the aggregate votes entitled to be cast generally in the election of directors of a corporation by holders of then outstanding Voting Securities of such corporation.

     SECTION 13.  General Provisions.
                  -------------------

     13.1 If the granting of any award under the Plan or the issuance, purchase or delivery of Stock thereunder shall require, in the determination of the Committee from time to time and at any time, (i) the listing, registration or qualification of the Stock subject or related thereto upon any securities exchange or over-the-counter market or under any federal or state law or (ii) the consent or approval of any government regulatory body, then any such award shall not be granted or exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions, if any, as shall be acceptable to the Committee. In addition, in connection with the granting or exercising of any award under the Plan, the Committee may require the recipient to agree not to dispose of any Stock issuable in connection with such award, except upon the satisfaction of specified conditions, if the Committee determines such agreement is necessary or desirable in connection with any requirement or interpretation of any federal or state securities law, rule or regulation.

     13.2 Nothing set forth in this Plan shall prevent the Board from adopting other or additional compensation arrangements. Neither the adoption of the Plan nor any award hereunder shall confer upon any employee of the Company, or of a Related Company, any right to continued employment, and no award under the Plan shall confer upon any director any right to continued service as a director.

     13.3 Determinations by the Committee under the Plan relating to the form, amount, and terms and conditions of awards need not be uniform, and may be made selectively among persons who receive or are eligible to receive awards under the Plan, whether or not such persons are similarly situated.

     13.4 No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made with respect to the Plan, and all members of the Board or the Committee and all officers or employees of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

     SECTION 14.  Effective Date of Plan.
                  -----------------------

     The Plan shall be effective upon the later of (i) the approval of the Plan by the shareholders of the Company by a majority of the votes cast at a duly held meeting of shareholders at which a quorum representing at least a majority of the outstanding shares is, either in person or by proxy, present and voting on the Plan, (ii) August 15, 1996, and (iii) the date upon which the Company becomes subject to the version of Rule 16b-3 adopted by the Securities and Exchange Commission in Release No. 34-37260 promulgated under the Exchange Act.

                            APPENDIX II

                         HEMACARE CORPORATION
        This proxy is solicited on behalf of the Board of Directors

  The undersigned appoints either or both Alan C. Darlington or Hal I. Lieberman as Proxy, with the power to appoint their respective substitutes, and authorizes either or both of them to represent and to vote, as designated below, all the shares of Common Stock of HemaCare Corporation held of record by the undersigned on May 7,1998 at the Annual Meeting of Shareholders to be held on June 29, 1998 or any adjournment or postponement thereof.

1.   ELECTION OF DIRECTORS:
     Please mark only one box per nominee.
                              Vote For    Withhold Authority to Vote
                              --------    --------------------------
   ALAN C. DARLINGTON          [  ]               [  ]
   CHARLES R. SCHWAB, Jr.      [  ]               [  ]
   JULIEN L. STEFFENHAGEN      [  ]               [  ]

2. PROPOSAL TO AMEND THE COMPANY'S 1996 STOCK INCENTIVE PLAN
      [  ]  FOR      [  ]  AGAINST      [  ]  ABSTAIN

3. PROPOSAL TO AUTHORIZE A REVERSE STOCK SPLIT
      [  ]  FOR      [  ]  AGAINST      [  ]  ABSTAIN

4. RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
      [  ]  FOR      [  ]  AGAINST      [  ]  ABSTAIN

                         (Continued and to be signed on back)

   This proxy, when properly executed will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL
BE VOTED FOR PROPOSAL 1, 2, 3 and 4. Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

   Dated:..............................., 1998

                                              ___________________________

                                              ___________________________
                                              (Signature if jointly held)

       PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.